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                                                                   EXHIBIT 99(b)

                                 EQUIFAX INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (Unaudited)


                                                                           March 31, 1997
                                                         --------------------------------------------------------
                                                                           Pro Forma
(In thousands)                                             Historical      Adjustments            Pro Forma
----------------------------------------------------     ---------------  -----------------     -----------------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                               $   48,405        $   (4,471)      (2a) $   43,934
Accounts receivable                                        305,906           (88,635)      (2a)    217,271
Deferred income tax assets                                  34,964            (4,753)      (2a)     30,211
Due from ChoicePoint                                         -                92,593       (2a)      -
                                                                             (13,000)      (2c)
                                                                            ( 79,593)      (2d)
Other current assets                                        56,118           (10,894)      (2a)     45,224
  Total current assets                                     445,393          (108,753)              336,640
                                                        ----------        ----------            ----------

PROPERTY AND EQUIPMENT:
Land, buildings and improvements                            33,963           (11,435)      (2a)     22,528
Data processing equipment and furniture                    264,193           (70,704)      (2a)    193,489
                                                        ----------       -----------            ----------
                                                           298,156           (82,139)              216,017
Less accumulated depreciation                             (161,916)           43,504       (2a)   (118,412)
                                                           136,240           (38,635)               97,605
                                                        ----------       -----------            ----------

GOODWILL                                                   471,319          (121,309)      (2a)    350,010
                                                        ----------       -----------            ----------

PURCHASED DATA FILES                                       100,888              -                  100,888
                                                        ----------       -----------            ----------

OTHER ASSETS                                               214,185           (50,217)      (2a)    163,968
                                                        ----------       -----------            ----------
                                                       $ 1,368,025        $ (318,914)           $1,049,111
                                                        ==========        ==========            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURENT LIABILITIES:
Short-term debt and current maturities of long-term debt  $ 76,349          $   (864)      (2a)   $ 75,485
Accounts payable                                            86,715           (13,537)      (2a)     73,178
Accrued salaries and bonuses                                29,400            (9,791)      (2a)     19,609
Income taxes payable                                        24,362              (457)      (2a)     23,905
Other current liabilities                                  168,097           (23,616)      (2a)    144,481
  Total current liabilities                                384,923           (48,265)              336,658
                                                         ---------          --------              --------

LONG-TERM DEBT , LESS CURRENT MATURITIES                   331,762              (872)      (2a)    222,297
                                                                             (29,000)      (2b)
                                                                            ( 79,593)      (2d)
                                                         ----------        ---------              --------
POSTRETIREMENT BENEFIT OBLIGATIONS                          79,572           (55,650)      (2a)     23,922
                                                         ---------         ---------              --------
LONG-TERM DEFERRED REVENUE                                  40,555                -                 40,555
                                                         ----------        ---------              --------
OTHER LONG-TERM LIABILITIES                                 75,220            (3,660)      (2a)     71,560
                                                         ---------         ---------              --------

SHAREHOLDERS' EQUITY:
Common stock                                               214,244                -                214,244
Paid-in capital                                            217,131                -                217,131
Retained earnings                                          428,527          (117,962)      (2a)    326,565
                                                                              29,000       (2b)
                                                                             (13,000)      (2c)
Cumulative foreign currency translation adjustment          (9,059)               88       (2a)     (8,971)
Treasury stock                                            (330,283)               -               (330,283)
Stock held by employee benefits trusts                     (64,567)               -                (64,567)
                                                         ---------          ---------             --------
  Total shareholders' equity                               455,993          (101,874)              354,119
                                                        $1,368,025        $ (318,914)           $1,049,111
                                                         =========         =========             =========

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